United States
Securities and Exchange Commission
Washington, D.C. 20549
Form 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report: November 4, 2024
(Date of Earliest Event Reported)
REALTY INCOME CORPORATION
(Exact name of registrant as specified in its charter)

Maryland	1-13374	33-0580106
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)
11995 El Camino Real, San Diego, California 92130
(Address of principal executive offices)
(858) 284-5000
(Registrant’s telephone number, including area code)
N/A
(former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange On Which Registered
Common Stock, $0.01 Par Value	O	New York Stock Exchange
1.125% Notes due 2027	O27A	New York Stock Exchange
1.875% Notes due 2027	O27B	New York Stock Exchange
5.000% Notes due 2029	O29B	New York Stock Exchange
1.625% Notes due 2030	O30	New York Stock Exchange
4.875% Notes due 2030	O30A	New York Stock Exchange
5.750% Notes due 2031	O31A	New York Stock Exchange
1.750% Notes due 2033	O33A	New York Stock Exchange
5.125% Notes due 2034	O34	New York Stock Exchange
6.000% Notes due 2039	O39	New York Stock Exchange
5.250% Notes due 2041	O41	New York Stock Exchange
2.500% Notes due 2042	O42	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 2.02        Results of Operations and Financial Condition.
On November 4, 2024, Realty Income Corporation (the “Company”) issued a press release setting forth its results of operations for the three and nine months ended September 30, 2024. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. This information, including the information contained in the press release, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and is not incorporated by reference into any of the Company’s filings, whether made before or after the date hereof, regardless of any general incorporation language in any such filing.
Additionally, on November 4, 2024, the Company made available on its website a financial supplement containing operating and financial data of the Company (“Supplemental Operating and Financial Data”) for the three and nine months ended September 30, 2024, and such Supplemental Operating and Financial Data is furnished as Exhibit 99.2 hereto. The Supplemental Operating and Financial Data included as Exhibit 99.2 to this report is being furnished pursuant to this Item 2.02 of Form 8-K and is also being furnished under Item 7.01—“Regulation FD Disclosure” of Form 8-K, and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act and is not incorporated by reference into any of the Company’s filings, whether made before or after the date hereof, regardless of any general incorporation language in any such filing.
Item 7.01        Regulation FD Disclosure.
On November 4, 2024, the Company made available on its website a financial supplement containing operating and financial data of the Company (“Supplemental Operating and Financial Data”) for the three and nine months ended September 30, 2024, and such Supplemental Operating and Financial Data is furnished as Exhibit 99.2 hereto. The Supplemental Operating and Financial Data included as Exhibit 99.2 to this report is being furnished pursuant to this Item 7.01 of Form 8-K and is also being furnished under Item 2.02—“Results of Operations and Financial Condition” of Form 8-K, and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act and is not incorporated by reference into any of the Company’s filings, whether made before or after the date hereof, regardless of any general incorporation language in any such filing.
Item 9.01         Financial Statements and Exhibits.
(d)  Exhibits
99.1   Press release dated November 4, 2024
99.2   Supplemental Operating and Financial Data for the Three and Nine Months Ended September 30, 2024
104   The Form 8-K cover page, formatted in Inline Extensible Business Reporting Language and included as Exhibit 101

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 4, 2024	REALTY INCOME CORPORATION

	By:	/s/ JONATHAN PONG
Jonathan Pong
Executive Vice President, Chief Financial Officer and Treasurer